Thornburg Investment Income Builder Fund

Semi-Annual Report
March 31, 2003

Letter to shareholders

Thornburg Investment Income Builder Fund

April 21, 2003

Dear Fellow Shareholder:

This is the first quarterly shareholder report for Thornburg Investment Income Builder. Recall that the objective of your Investment Income Builder is to pay attractive, growing dividends to shareholders. As a by-product of achieving this, we also aim to generate capital appreciation of the share price over time. During the first calendar quarter of 2003, Investment Income Builder paid a dividend per share of 9.2 cents on the "A" shares and 8.3 cents on the "C" shares. The net asset values of the A and C shares ended the quarter at $11.74 and $11.75, respectively. On March 31, 2003, your Fund had 40 equity holdings and 11 different bonds.

First quarter performance by sectors varied, with utilities, basic materials, and consumer staples stocks down the most. In general, individual investments in your portfolio had unremarkable performance relative to their industry sectors. Positive exceptions included investments in Level 3 Communications bonds and Julius Baer Holding stock, both of which were purchased at depressed levels and subsequently bounced. Negative exceptions included Altria common stock (which we sold in March), and basic materials investments such a platinum miner Lonmin and papermaker UPM-Kymmene. Your fund's bond portfolio as a whole did well. The low investment grade and sub-investment grade holdings outperformed the higher rated ones, as bond investors seemed to look forward to stronger economic growth than equity investors. Industries in which the portfolio had at least 5% exposure on March 31 are listed in the table to the right.

                               % Exposure at
         Industry Grouping     March 31, 2003
         Banks                      19%
         Financials                 12%
         Real Estate                 9%
         Food, Beverage, Tobacco     8%
         Utilities                   7%
         Media                       6%
         Materials                   6%
         Energy                      5%

         Other Key Summary Statistics
         % Bonds and Cash           29%
         % Domestic Equity          43%
         % Foreign Equity           28%

Percentages and holdings can and do vary over time.

We are all bombarded with news regarding macroeconomic uncertainty, political uncertainty, and the challenging environment facing businesses, particularly public companies. All investors must give due consideration to these factors. Having done this, we believe the backdrop for success of our investment program is better than it has been in recent years. This is due to recent improvements in two key background ingredients: corporate ability to pay interest and dividends, and corporate willingness to pay.

Ability to pay is determined by revenues, earnings, and cash flows after expenses of operating the business. Looking at the broad U.S. market, revenue growth of public companies (+7%) increased at more than 2 times GDP growth in 2002, as did operating earnings/share, according to corporate data service Baseline. Net profit margins increased significantly during 2002. These remain significantly below 5-year averages...suggesting room for additional improvement. We have seen some signs of further improvement in the first quarter 2003 earnings reports released to date. In general, firms outside the U.S. are slower to improve profitability, but they are moving in the right direction. Balance sheets are slowly improving, although more improvement is required. Bond default rates appear to have peaked several quarters ago. Hopefully, these positive trends will continue to play out for several years into the future.

Percentage of Companies Paying Dividends
Russell 1000 index, 1979-2002

Willingness to pay is determined by the behavior of corporate executives and boards. It is heavily influenced by investor demands. It is noteworthy that the number of companies in the Russell 1000 Index that pay a dividend declined steadily from 1985 (when 89% of them paid dividends) to 2001 (when < 55% paid dividends). The graph on the next page shows this, with the decline becoming particularly sharp in 1999 and 2000.

Corporate willingness to pay now seems to be improving. The fact that even Microsoft has declared a dividend is only one indication. You can see from the graph that the percentage of Russell 1000 Index members paying a dividend has turned up. We believe this trend has further to go. This should be positive for Thornburg Investment Income Builder, and for all investors who own stocks. The dividend per unit of the S&P 500 increased from $3.14 in 1970 to $16.07 in 2002. Progress of the S&P dividend stalled between 1999 and 2002. We believe the period of stupid acquisitions, dishonest accounting, and blind pursuit of profitless top-line growth has already given way (for a while) to a more constructive mindset, focusing on profitability and dividends. The more good dividend payers we have to choose from, the better. Any degree of dividend tax relief would be icing on the cake. Stay tuned.

Your Fund's investments are reported to you in the latter pages of this report. You can read more about the equity investments in your fund by going to our internet web site, www.thornburg.com, then proceeding to "Mutual Funds" and "Income Builder Holdings Commentary." (If you do not have internet access, please call us at 800-847-0200. We will print and mail you a copy of this.)

Your Fund will typically invest 2/3 to 3/4 of its assets in equities, with the remainder invested in bonds and cash. Equity hybrids might fall into either category, depending upon pricing and characteristics. To achieve better diversification, we will use a significant percentage of non-U.S. stocks that pay attractive dividends and offer the prospect of dividend growth. In the coming quarter, we expect the percentage of non-U.S. stocks to increase, perhaps temporarily. Stock prices in most G8 countries are down more than in the U.S., and many firms pay attractive annual dividends in the second calendar quarter. At this time, we expect the dividend per share from your fund to increase in Q2 2003 from the level paid last quarter. As of this date, the net asset value per share has increased to a level higher than the fund's original $11.94 value. You can follow price movements of your shares at www.thornburg.com, under "Daily NAVs."

Thank you for your support, and best wishes.


Sincerely,

Brian McMahon
President & Chief Investment Officer

Statement of assets and liabilities

Thornburg Investment Income Builder Fund

March 31, 2003
(Unaudited)

ASSETS
Investments at value (cost $10,775,666) .....................   $ 10,739,433
Cash ........................................................         91,565
Cash denominated in foreign currency (cost $45,316) .........         46,037
Receivable for securities sold ..............................        179,456
Receivable for fund shares sold .............................        396,997
Unrealized gain on forward exchange contracts ...............            326
Dividends receivable ........................................         52,708
Interest receivable .........................................         60,783
Prepaid expenses and other assets ...........................         33,113

                  Total Assets ..............................     11,600,418

LIABILITIES
Payable for securities purchased ............................        440,349
Payable to investment advisor (Note 3) ......................          3,941
Accounts payable and accrued expenses .......................         19,274

                  Total Liabilities .........................        463,564

NET ASSETS ..................................................   $ 11,136,854

NET ASSETS CONSIST OF:
                  Undistributed net investment income .......   $     61,336
                  Net unrealized depreciation on investments         (35,185)
                  Accumulated net realized loss .............        (80,420)
         Net capital paid in on shares of beneficial interest     11,191,123

                                                                $ 11,136,854

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share
         ($8,841,953 applicable to 753,152 shares of beneficial
         interest outstanding - Note 4) .......................   $   11.74


Maximum sales charge, 4.50% of offering price .................        0.55

Maximum Offering Price Per Share ..............................   $   12.29

Class C Shares:
Net asset value and offering price per share *
         ($2,294,901 applicable to 195,286 shares of beneficial
         interest outstanding - Note 4) .......................   $   11.75

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge. See notes to financial statements.

Statement of Operations

Thornburg Investment Income Builder Fund

For the period from December 24, 2002
(commencement of  operations) to March 31, 2003 (Unaudited)

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $6,954) ........   $ 103,953
Interest income (net of premium amortized of $987) ...............      30,539

                  Total Income ...................................     134,492

EXPENSES
Investment advisory fees (Note 3) ................................      13,128
Administration fees (Note 3)
         Class A Shares ..........................................       1,554
         Class C Shares ..........................................         322
Distribution and service fees (Note 3)
         Class A Shares ..........................................       3,108
         Class C Shares ..........................................       2,572
Transfer agent fees
         Class A Shares ..........................................       6,946
         Class C Shares ..........................................       3,224
Registration & filing fees
         Class A Shares ..........................................       3,072
         Class C Shares ..........................................       2,376
Custodian fees (Note 3) ..........................................       8,346
Professional fees ................................................       1,776
Accounting fees ..................................................         480
Trustee fees .....................................................          96
Other expenses ...................................................       4,831

                  Total Expenses .................................      51,831

Less:
         Expenses reimbursed by investment advisor (Note 3) ......     (12,955)
         Management fees waived by investment advisor (Note 3) ...     (13,128)
         Fees paid indirectly (Note 3) ...........................        (946)

                  Net Expenses ...................................      24,802

                  Net Investment Income ..........................     109,690

REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 6) Net realized Loss on:
                  Investments ....................................     (69,940)
         Foreign currency transactions ...........................     (10,480)
                                                                       (80,420)
Net change in unrealized appreciation (depreciation) on:
                  Investments ....................................     (36,232)
         Foreign currency translations ...........................       1,047
                                                                       (35,185)
                  Net Realized and Unrealized
                  Loss on Investments ............................    (115,605)

                  Net Decrease in Net Assets Resulting
                  From Operations ................................   $  (5,915)

See notes to financial statements.

Statements of Changes in net assets

Thornburg Investment Income Builder Fund

(Unaudited)

                                                    For the period from
                                                     December 24, 2002
                                                (commencement of operations)
                                                     to March 31, 2003

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investments income ..............................   $    109,690
Net realized loss on investments and foreign currency
         transactions ...............................        (80,420)
Increase in unrealized depreciation .................
         on investments and foreign currency translations    (35,185)

         Net Decrease in Net Assets
         Resulting from Operations ..................         (5,915)

DIVIDENDS TO SHAREHOLDERS:
From net investment income
         Class A Shares .............................        (40,297)
         Class C Shares .............................         (8,057)

FUND SHARE TRANSACTIONS - (Note 4)
         Class A Shares .............................      8,882,323
         Class C Shares .............................      2,308,800

                  Net Increase in Net Assets ........     11,136,854

NET ASSETS: .........................................
         Beginning of period                                       0

         End of period ..............................   $ 11,136,854


See notes to financial statements.

Notes to financial statements

Thornburg Investment Income Builder Fund

March 31, 2003

NOTE 1 - ORGANIZATION
Thornburg Investment Income Builder Fund, hereinafter referred to as the "Fund," is a diversified series of Thornburg Investment Trust (the "Trust"). The Fund commenced operations on December 24, 2002. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing nine series of shares of beneficial interest in addition to those of the Fund:
Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg New York Intermediate Municipal Fund and Thornburg Core Growth Fund. Each series is considered to be a separate entity for financial reporting and tax purposes. The Fund pursues its investment objectives by investing in a broad range of income producing securities, primarily including stocks and bonds.

The Fund currently offers two classes of shares of beneficial interest, Class A and Class C shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, and (iii) the respective classes have different reinvestment privileges. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable, to specific classes including transfer agent fees, government registration fees, certain printing and postage costs, and administration and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES Significant accounting policies of the Fund are as follows:
Valuation of Securities: In determining net asset value, investments are stated at value based on latest sales prices, normally at 4:00 pm EST reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Federal Income Taxes: It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on market changes. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records on the trade date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder's option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income, other than class specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an Investment Advisory Agreement, Thornburg Investment Management, Inc. (the "Advisor") serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the period ended March 31, 2003, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% of the average daily net assets of the Fund depending on the Fund's asset size. For the period ended March 31, 2003, the Advisor voluntarily waived investment advisory fees of $10,908 for Class A shares, and $2,220 for Class C shares. The Fund also has an Administrative Services Agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund's shares, and for which fees will be payable at an annual rate of up to .125 of 1% of the average daily net assets attributable to each class of shares. For the period ended March 31, 2003, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $7,299 for Class A shares, and $5,656 for Class C shares.

The Fund has an underwriting agreement with Thornburg Securities Corporation (the "Distributor"), which acts as the Distributor of the Fund's shares. For the period ended March 31, 2003, the Distributor has advised the Fund that it earned commissions aggregating $5,618 from the sale of Class A shares of the Fund and collected contingent deferred sales charges aggregating $50 from redemptions of Class C shares of the Fund.

Pursuant to a Service Plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of its average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund's shares.

The Fund has also adopted Distribution Plans pursuant to Rule 12b-1, applicable only to the Fund's Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under its respective Service and Distribution Plans are set forth in the statement of operations.

The Fund has an agreement with the custodian bank to indirectly pay a portion of the custodians' fees through credits earned by the Fund's cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the statements of operations. For the period ended March 31, 2003, the fees paid indirectly were $946.

Certain officers and trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of unaffiliated trustees is borne by the Trust.

At March 31, 2003, 78.2% of the Fund's shares were owned by the Advisor and other affiliates of the Fund.

NOTE 4 - SHARES OF BENEFICIAL INTEREST
At March 31, 2003 there were an unlimited number of shares of beneficial interest authorized. Sales of Class A and Class C shares of the Investment Income Builder Fund commenced December 24, 2002. Transactions in shares of beneficial interest were as follows:

                                            Period Ended
                                           March 31, 2003

                                        Shares       Amount
Class A Shares
Shares sold ....................       767,745    $ 9,053,571
Shares issued to Shareholders in
   reinvestment of dividends ...         3,061         35,936
Shares repurchased .............       (17,654)      (207,184)

Net Increase ...................       753,152    $ 8,882,323

Class C Shares
Shares sold ....................       199,049    $ 2,353,043
Shares issued to Shareholders in
   reinvestment of dividends ...           564          6,625
Shares repurchased .............        (4,327)       (50,868)

Net Increase ...................       195,286    $ 2,308,800

NOTE 5 - SECURITIES TRANSACTIONS
For the period ended March 31, 2003 the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $10,622,316 and $372,846, respectively.

NOTE 6 - INCOME TAXES
At March 31 2003, information on the tax components of capital is as follows:
Cost of investments for tax purpose         $        10,775,666

Gross tax unrealized appreciation           $           222,811
Gross tax unrealized depreciation                      (259,043)
Net tax unrealized depreciation
         on investments                     $           (36,232)


Financial highlights

Thornburg Investment Income Builder Fund

                                                           Period Ended
                                                             March 31,
                                                              2003(c)
Class A Shares:
Per Share Performance
(for a share outstanding throughout the period)+

Net asset value, beginning of period .................   $      11.94

Income from investment operations:
         Net investment income .......................           0.02
         Net realized and unrealized
                  loss on investments ................          (0.13)

Total from investment operations .....................          (0.11)

Less dividends from:
         Net investment income .......................          (0.09)

Total from investment operations .....................          (0.20)

Net asset value, end of period .......................   $      11.74

Total return (a) .....................................          (0.90)%

Ratios/Supplemental Data Ratios to average net assets:
         Net investment income .......................           7.30% (b)
         Expenses, after expense reductions ..........           1.66% (b)
         Expenses, after expense reductions
                  and net of custody credits .........           1.60% (b)
         Expenses, before expense reductions .........           3.13% (b)

Portfolio turnover rate ..............................           5.77%

Net assets at end of period (000) ....................  $        8,842



(a) Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(b)  Annualized.
(c)  Fund commenced operations on December 24, 2002.
 + Based on weighted average shares outstanding.

Financial highlights . . . continued

Thornburg Investment Income Builder Fund

                                                                 Period Ended
                                                                   March 31,
                                                                    2003(c)
Class C Shares:
Per Share Performance
(for a share outstanding throughout the period)+

Net asset value, beginning of period .......................   $      11.94

Income from investment operations:
         Net investment income .............................           0.02
         Net realized and unrealized
                  loss on investments ......................          (0.13)

Total from investment operations (0.11) Less dividends from:
         Net investment income .............................          (0.08)

Total from investment operations ...........................          (0.19)

Net asset value, end of period .............................   $      11.75

Total return (a) ...........................................          (0.89)%

Ratios/Supplemental Data Ratios to average net assets:
         Net investment income .............................           7.36% (b)
         Expenses, after expense reductions ................           1.90% (b)
         Expenses, after expense reductions
                  and net of custody credits ...............           1.90% (b)
         Expenses, before expense reductions ...............           5.04% (b)

Portfolio turnover rate ....................................           5.77%

Net assets at end of period (000) ..........................   $      2,295



(a)  Not annualized for periods less than one year.
(b)  Annualized.
(c)  Fund commenced operations on December 24, 2002.
 + Based on weighted average shares outstanding.

Schedule of investments

Thornburg Investment Income Builder Fund
CUSIPS: CLASS A - 885-215-558, CLASS C - 885-215-541
NASDAQ SYMBOLS: CLASS A - TIBAX, CLASS C - TIBCX

COMMON STOCKS--45.30%
BANKS (10.90%)
Allied Irish Banks                                                                     17,000               $233,881
AmSouth Bancorp                                                                        12,000               238,560
Bank of New York Inc.                                                                  10,000               205,000
Barclays                                                                               45,000               259,400
FleetBoston Financial Corp.                                                            7,900                188,652
Oko Osuuspankkien                                                                      14,000               207,564
Southtrust Corp.                                                                       8,000                204,240
Union Planters Corp.                                                                   6,000                157,740
Wilmington Trust Corp.                                                                 5,500                152,900
CAPITAL GOODS (1.00%)
BAE Systems                                                                            100,000              176,882
COMMERCIAL SERVICES & SUPPLIES (1.20%)
Service Master Co.                                                                     20,000               200,000
DIVERSIFIED FINANCIALS (5.10%)
Alliance Capital Management Holdings  LP                                               6,800                195,840
Julius Baer Hldg                                                                       1,400                229,101
Lincoln National Corp.                                                                 8,000                224,000
WP Stewart & Co. LTD                                                                   13,000               221,390
ENERGY (3.30%)
BP Amoco                                                                               5,000                192,800
Marathon Oil Corp.                                                                     9,000                215,730
Occidental Petroleum Corp.                                                             5,200                155,792
FOOD BEVERAGE & TOBACCO (5.00%)
Conagra Inc.                                                                           11,000               220,880
CSM NV                                                                                 9,600                191,622
Philip Morris Cr As                                                                    500                  205,924
Supervalu Inc.                                                                         15,000               232,500
HOUSEHOLD & PERSONAL PRODUCTS (1.80%)
Kimberly Clark de Mexico                                                               137,000              306,181
MATERIALS (4.00%)
DSM NV                                                                                 4,500                173,367
Lonmin                                                                                 8,600                91,746
PPG Industries Inc.                                                                    4,000                180,320
Readymix                                                                               50,000               85,577
UPM Kymmene OYJ                                                                        11,000               142,101
MEDIA (1.50%)
Pearson PLC                                                                            23,000               174,536
Pearson PLC ADR                                                                        10,000               78,000
REAL ESTATE MANAGEMENT & DEVELOPMENT (5.80%)
Boston Properties Inc.                                                                 8,100                306,990
Rouse Co.                                                                              7,500                259,125
Vornado Realty Trust                                                                   4,500                161,100
Washington Real Estate Investment Trust                                                10,000               259,700
RETAILING (1.20%)
Tesco PLC                                                                              71,100               200,154
UTILITIES (4.50%)
Kelda Group                                                                            16,000               103,476
Nisource Inc.                                                                          8,500                154,700
Progress Energy Inc.                                                                   6,000                234,900
Scottish Power PLC                                                                     4,100                98,072
Southern Co.                                                                           6,000                170,640

TOTAL COMMON STOCKS (Cost $7,783,950)                                                                       7,691,083

CORPORATE BONDS--12.10%
BANKS (1.20%)
Capital One Bank, 6.70%, 5/15/2008                                                     205,000              202,933
COMMERCIAL SERVICES & SUPPLIES (1.20%)
Waste Management Inc., 7.375%, 8/1/2010                                                175,000              197,605
DIVERSIFIED FINANCIALS (1.20%)
Goldman Sachs Group Inc., 5.70%, 9/1/2012                                              200,000              210,864
INSURANCE (1.20%)
Provident Cos Inc., 6.375%, 7/15/2005                                                  200,000              200,500
MEDIA (2.50%)
AOL Time Warner Inc., 6.875%, 5/1/2012                                                 175,000              186,431
Independent News & Media Finance, 5.75%, 5/17/2009                                     300,000              243,473
SOFTWARE & SERVICES (2.30%)
Computer Associates International Inc., 6.50%, 4/15/2008                               200,000              206,000
Electronic Data Systems Corp., 7.125%, 10/15/2009                                      175,000              181,125
TECHNOLOGY - HARDWARE & EQUIPMENT (1.10%)
Sun Microsystems Inc., 7.65%, 8/15/2009                                                175,000              191,582
TELECOMMUNICATION SERVICES (1.40%)
Level 3 Communications Inc., 9.125%, 5/1/2008                                          300,000              234,000

TOTAL CORPORATE BONDS (Cost $2,005,938)                                                                     2,054,513

CONVERTIBLE BONDS--2.30%
DIVERSIFIED FINANCIALS (1.20%)
E-Trade Group Inc., 6.00%, 2/1/2007                                                    265,000              209,350
RETAILING (1.10%)
Best Buy Co. Inc., 2.25%, 1/15/2022                                                    205,000              184,500

TOTAL CONVERTIBLE BONDS (Cost $385,791)                                                                     393,850

COMMERCIAL PAPER--3.50%
COMMERCIAL PAPER (3.50%)
Citicorp Inc., 1.25% due 4/2/2003                                                      400,000              399,987
Kraft Foods Inc., 1.31% due 4/1/2003                                                   200,000              200,000

TOTAL DO NOT DISPLAY (Cost $599,986)                                                                        599,987


TOTAL INVESTMENTS (100%) (Cost $10,775,665)                                                            $ 10,739,433

See notes to financial statements.

Investment Manager
Thornburg Investment Management, Inc.
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200

Principal Underwriter
Thornburg Securities Corporation
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200

www.thornburg.com

This report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares, and other information. Performance data quoted represent past performance and do not guarantee future results.